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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                                   FORM 8-K

                                 CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 23, 2001

                        j2 Global Communications, Inc.
            (Exact name of registrant as specified in its charter)

          Delaware                       0-25965                51-0371142
(State or other jurisdiction           (Commission             (IRS Employer
      of incorporation                 File Number)         Identification No.)

                             6922 Hollywood Blvd.
                                   Suite 800
                         Los Angeles, California 90028
                   (Address of principal executive offices)

                                (323) 860-9200
             (Registrant's telephone number, including area code)

         (Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS

On July 23, 2001, j2 Global Communications, Inc., a Delaware corporation ("j2"), announced its financial results for the fiscal quarter ended June 30, 2001. A copy of j2's press release announcing these financial results is attached to this report as Exhibit 99.1 and is incorporated herein by reference.
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The press release filed as an exhibit to this report includes "safe harbor"
language pursuant to the Private Securities Litigation Reform Act of 1995, as amended, indicating that certain statements about j2's business contained in the press release are "forward-looking" rather than "historic." The press release also states that a more thorough discussion of certain factors which may affect j2's operating results is included in j2's reports on file with the Securities and Exchange Commission, including j2's Amended Annual Report on Form 10-K/A for the fiscal year ended December 31, 2000 and j2's Quarterly Report on Form 10-Q for the period ended March 31, 2001. These reports are available at the Securities and Exchange Commission's website (http://www.sec.gov).

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)  EXHIBITS

The following exhibit is filed as part of this report:

          Exhibit
          Number                   Description
          ------                   -----------

          99.1                     Press Release issued July 23, 2001.

                                        SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              j2 Global Communications, Inc.
                                 (Registrant)
Date: July 23, 2001
                              By:  /s/ Jeffrey D. Adelman
                                  ----------------------------------------------
                                   Jeffrey D. Adelman
                                   Vice President, General Counsel and Secretary
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                               INDEX TO EXHIBITS


             Exhibit
             Number             Description
             ------             -----------

             99.1               Press Release issued July 23, 2001.